UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 29, 2012

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On February 29, 2012, Winmark Corporation and its subsidiaries’ (collectively, the “Company”) entered into an amendment to its Credit Agreement with The PrivateBank and Trust Company and BMO Harris Bank N.A. (collectively, the “Lenders”).  The amendment, among other things, increases the aggregate commitment under the Agreement from $30,000,000 to $35,000,000 and extends the termination date of the Agreement from July 31, 2014 to February 29, 2016.

Item 2.02              Results of Operations and Financial Condition

On February 29, 2012, the Company announced in a press release its results of operations and financial condition for the year ended December 31, 2011  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.01              Regulation FD Disclosure

On February 29, 2012, the Company announced in a press release its results of operations and financial condition for the year ended December 31, 2011.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits

(d)            Exhibits

10.1	Amendment No. 2 to Credit Agreement dated February 29, 2012

99.1	Press Release dated February 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: March 1, 2012	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

10.1	Amendment No. 2 to Credit Agreement dated February 29, 2012

99.1	Press Release dated February 29, 2012